LICENSE  AGREEMENT

     This "AGREEMENT" is between Jolles Corporation ("LICENSOR"), Jeffrey Jolles ("JOLLES") and The Quizno's Acquisition Company ("COMPANY").

                                    RECITALS

     WHEREAS, Company has acquired all of the rights, title and interest in the restaurant operation and franchise system of Bain's Deli Franchise Associates, L.P. ("BAIN'S DELI"), including the portion of the system using the trademark and service mark "Bain's Deli" (registered with the United States Patent and Trademark Office under No. 959079) and related trademarks, service marks, and trade dress (collectively, the "MARKS") and any rights in the Marks owned by Bain's Deli, pursuant to an asset purchase agreement and related closing documents of even date herewith ("PURCHASE AGREEMENT");

     WHEREAS, Jolles is a former partner of Bain's Deli and the Marks are currently registered in the name of Licensor; and

     WHEREAS, Licensor and Jolles desire to allow Company to use the Marks pursuant to the terms and conditions set forth herein.

     NOW,  THEREFORE,  the  parties  agree  as  follows:

     1. GRANT OF LICENSE. Licensor hereby grants to Company a license to use, and to authorize existing and new Bain's Deli franchisees ("BAIN'S FRANCHISEES") to use, the Marks in conjunction with the sale of products sold and offered in and through Bain's Deli restaurants ("LICENSE"). Licensor and Jolles hereby specifically approve the transactions contemplated by the Purchase Agreement.

     2. NATURE AND GEOGRAPHIC SCOPE OF LICENSE. The License granted hereby is an exclusive license to use the Marks and to grant sublicenses and license to others to use the Marks anywhere in the world. Licensor will defend ownership of the Marks and the Company's rights to use the Marks against any third-party (including Bain's Franchisees) challenging such ownership and use.

     3. TERM. The License shall be perpetual unless terminated early as follows: Licensor may terminate this Agreement with written notice, effective thirty (30) days after such notice is given, in the event that (1) the Company is subject to a petition in bankruptcy, voluntary or involuntary; or (2) the Company is found to have materially breached any of the terms of this Agreement by a court of competent jurisdiction in a final nonappealable order

     4. SALES OF NEW FRANCHISES. Licensor and Jolles shall have the right to offer and sell on behalf of the Company franchises for Bain's Deli restaurants subject to the following conditions:

     4.1. Such offers and sales are done in accordance with all applicable state and federal regulations and requirements that govern the offers and sales of franchises, and pursuant to an effective and registered (where applicable) Uniform Franchise Offering Circular ("UFOC") and franchise agreement approved by the Company.

     4.2. The Company shall have final approval, in the Company's sole discretion, of any new franchisee and of the franchised location for such franchisee.

     4.3. The Independent Contractor Agreement between the Company and Jolles of even date herewith (the "INDEPENDENT CONTRACTOR AGREEMENT") has not been terminated.

     5.          PAYMENTS.

     5.1. Existing Bain's Franchisees. Neither Licensor nor Jolles will be paid any fee for use of the Marks by Bain's Franchisees or licensees existing as of the date of this Agreement.

     5.2. Sales Services Commissions and Conditions of Payment. During the term of this Agreement, for any new Bain's Franchisee who is sold a franchise by Licensor or Jolles ("QUALIFIED BAIN'S FRANCHISEE"), Licensor shall be paid a commission, as set forth in this Section, based on a percentage of initial franchise fee paid by any Qualified Bain's Franchisee for the purchase of a franchise for a Bain's Deli restaurant ("SALES SERVICES COMMISSION"), subject to fulfillment of the following conditions ("FRANCHISE SALES CONDITIONS"):

     (a) The Qualified Bain's Franchisee executes a franchise agreement with the Company and an initial franchise fee has been paid and actually received by the Company;

     (b) The sale for which the initial franchise fee has been paid is not a resale of any existing Bain's Deli restaurant, or any interest therein; and

     (c) Licensor has complied with all other of its obligations under this Agreement and the Independent Contractor Agreement with respect to such sale and has verified the same to Company, in writing in a form prescribed by Company.

     5.3. Sales Services Commission Payments Sales Services Commission Payments. Sales Services Commissions shall be an amount equal to 25% of the total initial franchise fees paid to the Company by Qualified Bain's Franchisees, and will be payable to Licensor within 20 days after the Franchise Sale Conditions have been satisfied or excused. Licensor shall not receive any Sales Services Commission for Bain's Deli restaurants owned and operated by Company, its affiliates or designees ("COMPANY OWNED RESTAURANTS"), if any.

     5.4.          Site  Services  Commissions      Site Services Commissions.
During the term of this Agreement, Licensor shall be paid a commission in an amount equal to 25% of the total initial franchise fees paid to Company ("SITE SERVICES COMMISSION") by any Qualified Bain's Franchisee, payable within 20 days after the Qualified Bain's Franchisee's Bain's Deli restaurant commences operations, upon Licensor's completion of the Site Services as described in
Section 6.2. Licensor shall not receive Site Services Commissions for Company Owned Restaurants.

     5.5.         Commissions on Royalty Fees     Commissions on Royalty Fees.
Company shall pay to Licensor, within 20 days of the end of each four or five week period as determined by Company, 50% of the royalty fees (which excludes advertising fees and other fees, if any) actually received by Company from each Qualified Bain's Franchisee during the applicable period pursuant to the Qualified Bain's Franchisee's franchise agreement ("ROYALTY FEES"); provided that if Licensor fails to conduct the periodic inspections or file reports described in Section 6.3 or fails to perform in any material respect the other services described in Section 6 to be provided to Bain's Franchisees during any applicable month, Licensor shall not be entitled to receive commissions on Royalty Fees with respect to such Franchisees for the period during which reports or services were not provided.

     5.6. Application of Payments Application of Payments. Company's payments to Licensor shall be based on amounts actually collected from Qualified Bain's Franchisees, not on payments accrued, due or owing. In the event of termination of a franchise agreement for a Qualified Bain's Franchisee under circumstances entitling the Qualified Bain's Franchisee to the return of all or part of the initial franchise fee or Royalty Fees (or in the event that Company becomes legally obligated or decides in its sole discretion to return part or all of the initial franchise fee or Royalty
Fees), Company may deduct the portion of the amount to be returned to Qualified Bain's Franchisee in the same proportion as Licensor shared in the initial franchise fee or Royalty Fees from any future amounts owed Licensor or may require a refund from Licensor.

     5.7.          Setoffs       Setoffs.  Company shall be allowed to set off
amounts  owed  to  Licensor  against  any  monies owed to Company by Licensor.

     6.          LICENSOR'S  OBLIGATIONS.6.          LICENSOR'S  OBLIGATIONS.

     6.1. Designated Representative. Jolles shall be the designated representative of Licensor for purposes of fulfilling Licensor's obligations hereunder, and such obligations shall also be duties of Jolles under the Independent Contractor Agreement Designated Representative. Jolles shall be the designated representative of Licensor for purposes of fulfilling Licensor's obligations hereunder, and such obligations shall also be duties of Jolles under the Independent Contractor Agreement. Licensor and Jolles acknowledge that compensation for services performed for Bain's Franchisees existing as of the effective date of this Agreement shall be set forth in the Independent Contractor Agreement.

     6.2. Site Services Site Services. Licensor shall perform the pre-opening and site services on behalf of the Company in accordance with the Company's specifications required under the franchise agreement with respect to Qualified Bain's Franchisees.

     6.3. Ongoing Support Services Ongoing Support Services. With respect to all Bain's Franchisees, Licensor- shall perform the following Support Services on behalf of Company in accordance with the Company's specifications:

     (a) Upon the reasonable request of the Bain's Franchisee, provide consultation by telephone regarding the continuing operation and management of the restaurant and advice regarding restaurant services, product quality control, menu items and customer relations issues;

     (b) Provide on-going updates of information and programs regarding menu items and their preparation, the restaurant business, including without limitation information about special or new services of Company;

     (c) Provide advice and assistance to the Bain's Franchisee in connection with the development of and improvements to the restaurant;

     (d) Conduct at least one quality assurance inspection of each Bain's restaurant bi-monthly in the manner as required by Company from time to time, said inspections to be verified by written reports in a form acceptable to Company; and

     (e) Submit periodic reports to Company using procedures and forms prescribed by Company.

     6.4. Compliance with Franchise Agreement Compliance with Franchise Agreement. Licensor acknowledges that it is being delegated certain responsibilities of Company under the franchise agreements. Licensor shall in all respects comply with the terms and conditions of any franchise agreements or other agreement in effect between any Bain's Franchisee and the Company. Licensor and Jolles understand, however, that they are not in any manner parties, third party beneficiaries or holders of any other right, title or interest in or to any franchise agreement.

     7.          JOLLES  CORPORATION  FRANCHISES.

     7.1. Current Franchises. The Company hereby acknowledges that Jolles and/or Licensor own four Bain's Deli restaurants as of the Effective Date of this Agreement (the "JOLLES FRANCHISES"). The Company agrees that so long as the Jolles Franchises remain wholly owned by Jolles (either individually or as the sole shareholder of Licensor), Jolles shall not be required to pay royalties to the Company for the Jolles Franchises for use of the Marks. However, if any Jolles Franchise is transferred or sold to any third party, such third party shall be required to sign the Company's then-current form of franchise agreement and comply with all terms and conditions thereunder, including payment of fees and royalties.

     7.2. Future Franchises. If Jolles elects to open additional Bain's Deli restaurants ("ADDITIONAL FRANCHISES"), the Company acknowledges that Jolles will not be required to pay an initial franchisee fee to the Company for any such Additional Franchises, but shall be required to pay royalties to the Company for any Additional Franchises in an amount equal to 5% of Gross Sales from each Additional Franchise; provided, however, the locations for any Additional Franchises have been approved by the Company, that Jolles sign the Company's the-current form of franchise agreement, and any Additional Franchises remain wholly owned by Jolles (otherwise Section 7.1 applies).

     8.          INDEMNIFICATION.

     8.1. Indemnification by the Company. The Company agrees to indemnify and hold harmless Licensor, its subsidiaries, directors, officers, agents, and other representatives from and against any and all costs, losses, liabilities, damages, claims or expenses (including, with-out limita-tion, attorneys' fees, expert witness fees and expenses incurred in defending against any such claim) incurred by Licensor that arise out of or result solely from (i) any misrepresentation, breach of any warranty or the non-fulfillment of any duty or obligation of the Company in this Agreement; or (ii) any claims or suits by any person related to acts or omissions of the Company or the operation of the Bain's Deli franchise system other than Licensor's acts or omissions. To qualify for such defense and indemnification, Licensor must give the Company prompt written notice of any such claim and allow the Company, at its sole expense, to conduct and control the defense of such claim and all related settlement negotiations and Licensor shall reasonably cooperate with the Company in such defense.

     8.2. Indemnification by Licensor and Jolles. Licensor and Jolles shall indemnify and hold harmless the Company from and against any and all costs, losses, liabili-ties, damages, claims or expenses (including, with-out limita-tion, attorneys' fees, expert witness fees and expenses incurred in defending against any such claim) incurred by the Company arising out of or resulting from (i) any misrepresentation, breach of any warranty or the non-fulfillment of any duty or obligation of Licensor or Jolles in this Agreement; (ii) any claims or suits by any person related to acts or omissions of Licensor or Jolles; or (iii) claims relating to infringement or ownership of the Marks. To qualify for such defense and indemnification, the Company must give Licensor prompt written notice of any such claim and allow Licensor, at its sole expense, to conduct and control the defense of such claim and all related settlement negotiations, and the Company shall reasonably cooperate with Licensor in such defense; provided, however, that if the claim alleges equitable relief against the Company or its affiliates, the Company shall have the right to conduct and control the defense of such equitable claims and related settlement negotiations.

     9.          ADDITIONAL  CONDITIONS  AND  UNDERSTANDINGS.

     9.1. Notices. Any notice and similar communications concerning this Agreement ("NOTICE") shall be in writing and shall be either (i) delivered in person; or (ii) sent to the other party by certified mail with return receipt requested or by facsimile, electronically confirmed. Notices shall be delivered or sent to the following addresses or to such other address as either party may hereafter establish by Notice. A Notice shall be considered given when delivered.

If  to  Licensor  or  Jolles:




If  to  the  Company:

     The  Quizno's  Acquisition  Company
     1099  18th  Street
     Suite  2850
     Denver,  Colorado  80202
     Fax:  (303)  291-0909
     Attention:    Patrick  E.  Meyers

     9.2. Compliance With Other Agreements. The parties represent and warrant that the execution and performance of this Agreement will not, with or without the giving of notice or the passage of time, conflict with, result in the breach of or the termination of, or constitute a default under any agreement to which either party is a party or by which either party is or may be bound.

     9.3. Compliance with Laws. Company and Licensor shall comply with all applicable federal, state, and local laws, regulations, rules and orders with respect to their obligations under this Agreement.

     9.4. Severability. The parties intend that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and the applicable public policies of the states within which this Agreement is performed. If any particular term of this Agreement is adjudicated or determined to be invalid or unenforceable, such determination shall only apply to that term and the remaining terms shall be enforceable to the fullest extent permissible under the laws and public policies applying thereto.

     9.5. Confidentiality. Except as specifically provided herein and to the extent reasonably necessary to perform its obligations or exercise or enforce its rights hereunder, neither party shall pro-vide or disclose to any third party, or use, unless autho-rized in writing to do so by the other party or properly directed or ordered to do so by public authority, any information or matter that constitutes or concerns the terms and conditions of this Agree-ment or that regards any dealings or negotiations with the other party related to this Agreement or any other subject; provided, however, that the parties may consult with their respec-tive counsel with respect to such information and matter if said counsel agree to abide by the terms and conditions of this Section.

     9.6.         Governing Law and
Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado. The parties hereto consent to venue and jurisdiction in the District Court in and for the City and County of Denver, Colorado, or in the United States District Court for the District of Colorado, in any action commenced relating to this Agreement or the transactions contemplated hereby. The parties agree that any action or proceeding arising out of this Agreement shall be heard by a court sitting without a jury and thus hereby waive all rights to a trial by jury.

     9.7.         Attorneys' Fees.  In the event of any
dispute hereunder, or any default in the performance of any term or condition of this Agreement, the prevailing party shall be entitled to recover all costs and expenses associated therewith, including reasonable attorneys' fees.

     9.8. Complete Agreement. This Agreement shall become binding upon execution of both parties. This Agreement and the other agreements and documents identi-fied herein (including without the Independent Contractor Agreement) represent the complete agreement of the parties and shall supersede all pre-vious and contemporaneous negotiations, corres-pondence, commitments, agreements and under-standings of the parties, whether oral or written, with respect to the transactions contemplated hereby, including, without limitation any prior letters of intent between the parties.

     9.9. Amendment and Waiver. No amendment, waiver or modifi-cation of this Agreement shall be effective unless it is in writing and signed by the party or parties against whom such amendment or waiver is to be enforced.

     9.10.          Counterparts.    This  Agreement may be executed in mutual
counterparts and by facsimile and each such counterpart shall bind the party executing it.

     9.11. Notice of Default. Neither party shall be in default or breach of any obligation under this Agreement until that party has received written notice specifying the circumstances that are claimed to result in a default or breach, and that party has failed to cure the same within ten (10) days following receipt of the written notice.

     9.12. Assignment. Neither the License nor this Agreement shall be assignable by the Licensor except with the express written consent of the Company, which consent shall not be unreasonably withheld. The Company may assign its rights or obligations hereunder in its sole and absolute discretion.

     9.13. Recitals and Headings. The recitals, titles and headings herein are for convenience only. In case of ambiguity or inconsistency, the text rather than the recitals, titles or headings shall control.

     IN WITNESS WHEREOF, the parties have executed this Agreement themselves or by their authorized representatives.

THE  QUIZNO'S  ACQUISITION  COMPANY          JOLLES  CORPORATION



By:  /s/ Patrick E. Meyers                   By:  /s/  Jeffrey Jolles

Its:  VP and General Counsel                 Its:  President


/s/  Jeffrey Jolles

     Jeffrey  Jolles





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